NeoMedia Technologies, Inc.

                                 Exhibit 10.52

       Agreement for Implementation of Symbol Licensed Software materials by and between Symbol Technologies, Inc. and
                NeoMedia Technologies, Inc. Dated April 29, 1997


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                                     [LOGO]

                                   AGREEMENT
                                      FOR
                                 IMPLEMENTATION
                     OF SYMBOL LICENSED SOFTWARE MATERIALS

ATTACHMENTS:

Schedule A - License Fees and Royalty Payments.
Schedule B - Licensee's Products.

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COMPANY NAME: NEOMEDIA TECHNOLOGIES, INC.

ADDRESS: 2201 SECOND STREET, SUITE 600

CITY, STATE, ZIP: FORT MYERS, FLORIDA 33091

PHONE: (941) 337-3434         FAX: (941) 337-3361

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CONTRACT COORDINATORS:

SELLER: ALAN MELLING          PHONE: (215)343-8551

BUYER:  ROBERT DURST          PHONE: (941)337-3434

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            AGREEMENT FOR IMPLEMENTATION OF SYMBOL LICENSED SOFTWARE
                                   MATERIALS

THIS AGREEMENT, entered into this__ day of April, 1997 by and between Symbol Technologies, Inc., a corporation duly organized and existing under the laws of the State of Delaware, having it principal place of business at One Symbol Plaza, Holtsville NY 11742, NY 11716 (hereinafter "Symbol"), and NeoMedia Technologies, Inc. a Delaware Corporation (hereinafter "Licensee"), having its principal place of business at:
                          2201 SECOND STREET SUITE 600
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                                (Street Address)

                           FORT MYERS, FLORIDA 33091
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                               (City, State, Zip)

THE PARTIES AGREE AS FOLLOWS:

1.   DEFINITIONS

1.1 AFFILIATE shall mean, as to any party, any entity that directly or indirectly is under common control with that party, including a subsidiary or parent company of that party.

1.2  BACKUP REMEDY shall have the meaning set forth in Article 12.

1.3 CLAIM shall mean any and all claims, counterclaims, cross claims and the like for monetary or injunctive relief in respect to any alleged or proven injury (including bodily injury or death) in or before any court, administrative agency, or other forum having the legal power to adjudicate such disputes, and any and all demands not yet matured into one or more of the foregoing, with the exception in the case of an intellectual property infringement claim of a claim solely for contributory and/or inducement for infringement.

1.4 COMBINATION USE shall mean the Use of the Licensed Software in combination or in conjunction with any of the following:
               1.) any software not provided by Symbol; or 2.) any apparatus, device or equipment not provided by Symbol;
                    or;
               3.) any activity beyond the scope of the License Activities or engagement in any Licensed Activities by any person other than Licensee.

1.5 CUSTOMER shall mean any entity to which Licensee sublicenses the Licensed Software in combination with the sale, lease, transfer or license of Licensee's Product(s).

1.6  DATE OF DELIVERY shall have the meaning set forth in Article 4.1

1.7  INFRINGEMENT CLAIM shall have the meaning set forth in Article 11.1

1.8  LICENSE ACTIVITIES shall have the meaning set forth in Article 2.1

1.9 LICENSE COMMENCEMENT DATE shall mean the date of execution of this Agreement by Symbol.

1.10 LICENSED DOCUMENTATION shall mean documentation relating to Licensed Software, if any, but shall include documentation that describes the data flows, data structures, and control logic of Licensed Software.

1.11 LICENSED SOFTWARE shall mean the PaperData Application Software including PaperData decoder, (including Secure Macro), PaperData encoder (including Secure Macro), PDF417 Encode, and PDF417 Decode software available from Symbol.

1.12 LICENSEE'S PRODUCT(S) shall mean either or both of: (i) Software Products, as defined in Exhibit B hereto, that Licensee creates and/or owns and

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that Licensee utilized the Licensed Software to operate in conjunction with; or
(ii) Hardware Products as defined in Exhibit B hereto, in which the Licensed Software is Used but is inaccessible directly to the user and can be used only in conjunction with the use of the hardware product. Licensee's Product(s), whether hardware or software, shall include a substantial portion of software code that performs functions that do not duplicate in any way the functions of the Licensed Software, Licensee's Product(s) shall not include a "tool kit" or software routine "library" wherein the Licensed Software is or would be licensed to Customers by Licensee for code incorporation into Customer's software programs to perform the functions of the Licensed Software alone, or where Licensee's Product(s) are comprised of minimal software code or hardware that adds no significant value to the Licensed Software above the value of the Licensed Software itself.

1.13 PHYSICAL MEDIA WARRANTY shall have the meaning set forth in Article 10.1

1.14 SYMBOL shall mean Symbol Technologies, Inc. and its subsidiaries and Affiliates.

1.15 SYMBOL TRADEMARK shall mean the trademark PaperData registered by Symbol in respect of software programs.

1.16 TERRITORY shall mean all countries.

1.17 USE shall mean copying any portion of the Licensed Software into a machine and/or transmitting such software to a machine for processing of the machine instructions or statements contained in such software.

1.18 DERIVATIVE WORKS shall mean any software program sufficiently based on the Licensed Software such that copying it without permission would infringe the copyright and violate the license under which the Licensed Software, is provided. Further, the Licensed Software, or appropriate subset thereof, shall be sufficiently embedded in the software program to prevent an End User from accessing the Licensed Software shall derive its primary functionality from operations that are fundamentally different from the functions of the embedded Licensed Software.

1.19 SPECIFICATIONS shall mean requirements for the Licensed Software operation, function, capabilities and performance and the Licensed Documentation to be delivered therewith.

1.20 IMPROVEMENTS shall mean improvements in function and/or performance made for or by NeoMedia to the Licensed Software, but excluding those functions in the Licensee's Products that perform functions that do not duplicate in any way the functions of the Licensed Software.

2.   LICENSED GRANT

2.1 LICENSED GRANT Subject to the terms and conditions of this Agreement, Symbol hereby grants to Licensee, and Licensee hereby accepts an exclusive license in respect of the PaperData (including Secure Macro) software for a period of twelve (12) months from the first delivery and a non-exclusive license in respect of the PDF417 encoder and decoder software (the "License") solely in the Territory, under any and all intellectual property rights in such software owned or otherwise assertable by Symbol, to engage in the following License Activities and no others:

       (1) Use TWENTY (20) copies of the Licensed Software on Licensee owned or leased equipment solely for Licensee's business, software engineering or demonstration purposes, solely with Licensee's business or enginering data, but not including renting or leasing. Use of the Licensed Software on Licensee owned or leased equipment, such as, for example, timesharing arrangements or data services; and
       (2) sublicensing distribution of Licensed Software in accordance with the requirements of Article 16, only in executable form and only in combination with the sale, lease, transfer or license of Licensee's Product(s); and
       (3) creation of Improvements subject to Article 9 and/or Derivative Works; and
       (4) copying the License Software as necessary to engage in sublicensing distribution rights and making one copy for archival and backup purposes;
       (5) distributing reasonable quantities of the Licensed Software without incurring royalty payments to Symbol for

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            promotional purposes only. It is agreed that Licensee will be able to develop and/or market Licensee's Products in which software containing the Licensed Software will be distributed by Licensee free or at a nominal charge, with revenues realized from other components of the Licensee's Products, only after the parties have negotiated and agreed upon a new basis for royalty payments to Symbol for such Licensee's Products, which shall be based on a mutually agreed upon target price, reflective of the value delivered by the software containing the Licensed Software or any component thereof, in the overall Licensee's Product.

2.2 SYMBOL RIGHT TO USE. It is specifically understood and agreed to by Licensee, that notwithstanding any exclusive rights granted to Licensee hereunder, Symbol retains the rights to use, modify, upgrade and update the Licensed Software.

2.3 EXTENSION OF EXCLUSIVITY. At the end of the twelve months period the parties hereto will negotiate in good faith the terms for an extension of the exclusive license rights granted hereunder for additional terms. Nothing contained herein will be construed as an obligation on Symbol's behalf to extend the exclusive license granted herein for any additional terms.

2.4 SYMBOL TRADEMARK. Subject to the terms and conditions of this Agreement, Symbol hereby grants to Licensee an option for an exclusive license to use the Symbol Trademark as defined in Section 1.15 of this Agreement in connection with the marketing and sale of the Licensee Products (the "Option"). The Option expires at the end of ninety (90) days from execution of this agreement by Licensee.

2.5 NO OTHER RIGHTS GRANTED. Apart from the License rights enumerated in this Agreement, the License does not include a grant to Licensee of any right to engage in any other activity (including Combination Use under any Symbol intellectual property rights and use of any Symbol trademark or tradename other than as required herein), nor any ownership right, title, or interest, nor any security interest or other interest, in any intellectual property rights relating to the Licensed Software nor in any copy of any part of the Licensed Software.

2.6 LICENSED SOFTWARE AS CONFIDENTIAL INFORMATION. The Licensed Software and Licensed Documentation shall be deemed Confidential Information.

2.7 Symbol represents that the Licensed Software is copyrighted and published by Symbol and that any markings or notices thereon are proper and authorized. Licensee agrees to reproduce any proper and authorized Symbol copyright notice or other proprietary legend of Symbol appearing thereon that is not inconsistent with this Agreement and to include the same on all copies it makes in whole or in part, and in the case of object code software embedded in EPROM or other semiconductor memory, to include a copyright notice on a label on such product or the packaging or specifications therefor. Symbol's copyright or proprietary notice may appear in several forms, including machine-readable form and Licensee agrees to reproduce such notice in each form it appears, to the extent it is physically possible to do so. With reference to Derivative Works Licensee creates, if any, Licensee agrees to produce a proper and authorized Symbol copyright notice thereon in accordance with this Article 2.7.

2.8 The Licensed Software delivered hereunder and any copies made by Licensee, in whole or part, and all of Symbol's intellectual property rights in such software shall remain the property solely of Symbol.

3.   TERM AND TERMINATION

3.1 TERM OF LICENSE. The License shall be in effect until termination of the Licensed Software copyright unless otherwise terminated in accordance with this Agreement.

3.2 TERMINATION. In case of a breach of this Agreement by either party, other party shall have the right, without limitation of any other right it may have on account of such failure, to terminate this Agreement and the License granted herein by giving the breaching party at least sixty (60) days' written notice of its intention, specifying the default; provided, however, that if, the breaching party remedies such failure during such sixty (60) day period, then this Agreement and the License granted herein shall not be terminated on the date specified in such notice.

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3.3  EFFECT OF TERMINATION. Upon termination, neither party shall have further obligation to the other hereunder, except as provided in the Articles herein entitled "Confidential Information" and "Improvements", and Licensee shall return all copies of the Licensed Software in Licensee's possession or under Licensee's control to Symbol forthwith, and the license granted herein shall be automatically canceled, provided, however, Customer's of Licensee who have already received Licensee's Product(s) which incorporate Licensed Software shall be permitted to continue to use the Licensed Software, subject to the terms and conditions of the sublicense Agreement between the Customer and Licensee involving the Licensed Software. Symbol may terminate Customer's right to use the Licensed Software and sue Customer if Customer fails to comply with the terms of its sublicense Agreement with Licensee.

4.   DELIVERY OF LICENSED SOFTWARE

4.1 DELIVERY OF LICENSED SOFTWARE PRODUCT. Unless the Licensed Software has already been provided for evaluation, within fifteen (15) days following the execution hereof by Symbol, Symbol shall ship the Licensed Software (source code and object code) to Licensee. The date on which delivery is deemed complete is referred to herein as the "Date of Delivery" and shall be the later of the actual date the Licensed Software is received by Licensee or the License Commencement Date.

4.2 LICENSED SOFTWARE TESTING BY LICENSEE. Licensee shall have sixty (60) days from the Date of Delivery to test and examine the Licensed Software to ensure it meets Licensee's requirements. If for any reason whatsoever Licensee determines within the sixty (60) day testing period that the Licensed Software does not meet its requirements, Licensee shall notify Symbol in writing of that fact and this Agreement shall thereafter be terminated. It is specifically agreed by both parties that in the case of termination of the Agreement under this clause, there will be no reimbursement to Licensee of the first one half ($125,000) of the initial License Fee paid in accordance with the Exhibit A of this Agreement.

4.3 ACCEPTANCE BY LICENSEE. Absent written notice of non-acceptance by Licensee, acceptance of the Licensed Software by Licensee shall be deemed to have occurred on the sixty first (61st) day after the Date of Delivery. Symbol will have 30 business days, commencing upon receipt by Symbol of such non-acceptance notice, specifying in detail why the Licensed Software does not materially conform to the Specifications, to cure the reported nonconformity.

5.   LICENSE FEE AND ROYALTY PAYMENTS

5.1 PAYMENTS. For rights granted under this Agreement, Licensee shall pay an Initial License Fee and Running Royalty Payments, in the amounts and at the terms stated in Exhibit A hereto (the "Fee Schedule").

5.2 ROYALTY STATEMENTS. Within sixty (60) days after the end of each calendar year, Licensee shall furnish to Symbol a written statement signed by an authorized representative of Licensee (the "Royalty Statement") identifying:

     5.2.1 the number of Licensed Products with which the Licensed Software is distributed by Licensee during such period;

     5.2.2  the per Licensed Product royalty for such products;

     5.2.3  the net amount of the royalty payment based upon the Fee Schedule.

5.3 PAYMENT DUE. Within such sixty (60) days of the end of each year, Licensee shall pay to Symbol the Running Royalty Payment due in accordance with Exhibit A for sales made by Licensee in the year as shown on the Royalty Statement.

5.4 ADDITIONAL INFORMATION. Licensee shall furnish whatever additional information Symbol may reasonably prescribe from time to time to enable Symbol to ascertain the amounts of any payments due hereunder.

5.5 RECORDS. Licensee shall keep full, clear and accurate records sufficient to prepare statements to Symbol as required hereunder.

6.   UPGRADE VERSIONS

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     During the term Licensee has the exclusive License rights to the Licensed
     Software under this Agreement, Symbol will offer to Licensee for no additional fee, copies of upgrade versions of the Licensed Software, if available from Symbol. Upon expiration of Licensee's exclusivity to the Licensed Software, such offers, if available, may be conditioned on Licensee paying a charge to Symbol in an amount determined by Symbol in its sole discretion. Any copy of an upgrade version provided by Symbol shall be deemed to be Licensed Software.

         Nothing contained in this provision shall be interpreted as an undertaking by Symbol to come up with any upgrade versions to the Licensed Software.

7.   ASSISTANCE AND RIGHTS IN DATA

     Licensee agrees that Symbol may, without additional cost, use all suggestions, inventions, Improvements, and written materials furnished in connection with this Agreement by Licensee to Symbol relating or applying to the Licensed Software but excluding all suggestions, inventions, improvements and written materials furnished by Licensee to Symbol in connection with this Agreement in the Licensee's Products which perform functions that do not duplicate in any way the functions of the Licensed Software, and that Symbol may include the foregoing in any software or products and claim the copyright thereon as part of Symbol's overall copyright on any software or products, without accounting to the Licensee.

8.   SOFTWARE SUPPORT

8.1 Symbol shall provide two (2) weeks of initial training at its Holtsville, New York facility for up to three (3) of Licensee's associates.

8.2 Symbol shall provide telephone support for a period of three months from first delivery of the Licensed Software to Licensee for no additional charge to Licensee. Following this period support services shall be available at Symbol's then current standard software support rates.

9.   IMPROVEMENTS

     As part of this Agreement, without additional compensation, and notwithstanding any other provisions hereof and notwithstanding any terminations of this Agreement, Licensee hereby grants to Symbol (subject to the terms of this Agreement) a fully paid up, royalty free, perpetual, non exclusive license to use, make, have made and sell the Improvements and Symbol may include the Improvements in any software or products and claim the copyright thereon as part of Symbol's overall copyright on any software or products, without accounting to the Licensee.

10. LIMITED WARRANTIES AND REPRESENTATION, AND LIMITED REMEDIES, CONCERNING THE LICENSED SOFTWARE.
     SYMBOL PROVIDES THE WARRANTIES AND REPRESENTATION SET FORTH BELOW IN THIS
     ARTICLE 10 ("SYMBOL'S WARRANTIES"), AND NO OTHER WARRANTIES OR REPRESENTATIONS, WITH RESPECT TO THE LICENSED SOFTWARE.

10.1 PHYSICAL MEDIA WARRANTY. Symbol warrants that the Licensed Software will perform in accordance with the Specifications. Symbol further warrants to Licensee, subject to the warranty exclusions set forth in this Article 10, that each copy of the Licensed Software provided by Symbol is and will be free from physical defects in the media that tangibly embodies the copy (the "Physical Media Warranty"), for a period of ninety (90) days following the Date of Delivery. The Physical Media Warranty does not apply to defects arising from acts of non-Symbol personnel, misuse, theft, vandalism, fire, water, acts of God, or other peril. Licensee's sole remedy for breach of the Physical Media Warranty, TO THE EXCLUSION OF ALL OTHER REMEDIES THEREFOR, shall be replacement by Symbol of any copy provided by Symbol that does not comply with the warranty, at Symbol's expense, including shipping and handling costs.

10.2 DISCLAIMER OF ALL OTHER WARRANTIES AND REPRESENTATIONS. THE EXPRESS WARRANTIES AND REPRESENTATIONS SET FORTH IN THIS ARTICLE 10 ARE IN LIEU OF, AND SYMBOL DISCLAIMS, ANY AND ALL OTHER WARRANTIES, CONDITIONS, OR REPRESEN-

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     TATIONS (EXPRESS OR IMPLIED, ORAL OR WRITTEN), WITH RESPECT TO THE LICENSED
     SOFTWARE OR ANY PART THEREOF, INCLUDING ANY AND ALL IMPLIED WARRANTIES OR CONDITIONS OF TITLE. NON-INFRINGEMENT, MERCHANTABILITY, OR FITNESS OR SUITABILITY FOR A PARTICULAR PURPOSE OR ANY PURPOSE (WHETHER OR NOT SYMBOL KNOWS, HAS REASON TO KNOW, HAS BEEN ADVISED, OR IS OTHERWISE IN FACT AWARE OF ANY SUCH PURPOSE), WHETHER ALLEGED TO ARISE BY LAW, BY REASON OF CUSTOM OR USAGE IN THE TRADE, OR BY COURSE OF DEALING. IN ADDITION, SYMBOL EXPRESSLY DISCLAIMS ANY WARRANTY OR REPRESENTATION TO ANY PERSON OTHER THAN LICENSEE, INCLUDING CUSTOMERS, WITH RESPECT TO THE LICENSED SOFTWARE OR ANY PART THEREOF.

11.  INTELLECTUAL PROPERTY INFRINGEMENT DEFENSE

11.1 In the event a Claim is brought against Licensee by third parties, other than Affiliates of Licensee, alleging that the Use or sublicense of the Licensed Software constitutes an infringement of a United States patent or copyright in existence as of the License Commencement Date (an "Infringement Claim"), Symbol shall defend such Claim so long as Symbol is notified promptly in writing by Licensee as to any such claim and is given full authority, information and assistance (at Symbol's expense) for the defense. In addition to Symbol's obligation to defend, Symbol shall pay all damages and costs (except consequential damages) awarded therein against Licensee. The obligations set forth above shall not, however, extend to products delivered hereunder which would give rise to a claim, suit, proceeding, finding or conclusion solely for contributory infringement or inducement of infringement. Symbol shall not be responsible for any compromise made by Licensee without its consent. Notwithstanding the foregoing, in the event of an Infringement Claim, Symbol's obligation under this paragraph shall be fulfilled, at Symbol's sole option and expense, if Symbol at any time: (i) obtains a license for Licensee to continue the use or sublicense the infringing product licensed from Symbol, or (ii) refunds the Initial License Fee and Royalty Payments paid to Symbol by Licensee for such infringing product less a reasonable amount for use, damage, or obsolenscence, and removes such product, or (iii) replaces or modifies the infringing product so as to be substantially functionally equivalent to the infringing product but non-infringing.

     Symbol shall have no further liability to Licensee for any Infringement Claim based on Licensee's use or transfer of the product delivered hereunder, incurred after Symbol's notice that Licensee shall cease use or transfer of such product due to such Claim.

11.2 Licensee agrees that in the event an Infringement Claim is made against Symbol as a result of Licensee's exercise of License Activities or Symbol's compliance with Licensee's particular design requirements, specifications or instructions, Licensee shall indemnify Symbol for any and all damages and costs, including, but not limited to reasonable attorney's fees, arising therefrom.

11.3 Licensee grants to Symbol the benefit of any license to Licensee under any patent which may be the subject of an infringement allegation hereunder, to the extent permitted by said license.

11.4 Symbol shall have no liability to Licensee under this Article to the extent any Infringement Claim is based upon the (i) Combination Use of Licensed Software, or (ii) use of Licensed Software delivered hereunder in a manner for which the same were not designed, or (iii) modification by Licensee of the Licensed Software delivered hereunder to the extent such modification is the cause of the claim or suit. EXCEPT AS STATED ABOVE, SYMBOL DISCLAIMS ALL WARRANTIES AND INDEMNITIES, EXPRESS, IMPLIED, OR STATUTORY, FOR PATENT OR COPYRIGHT INFRINGEMENT.

12.  BACKUP REMEDY DEFINITION

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     TO THE EXCLUSION OF ALL OTHER REMEDIES AVAILABLE TO LICENSEE EXCEPT AS
     EXPRESSLY STATED OTHERWISE IN THIS AGREEMENT, AND EXERCISABLE ONLY IN CONNECTION WITH A TERMINATION OF THE LICENSE BY THE LICENSEE UPON A FAILURE OF OTHER REMEDIES FOR BREACH OF A WARRANTY OR COVENANT MADE BY SYMBOL, the "Backup Remedy" shall be for Symbol to pay Licensee (and/or credit against any amounts owed to Symbol by Licensee) the INITIAL LICENSE fEE to the extent paid or owed to Symbol and for Licensee to return the Licensed Software, all copies thereof and all Licensed Documentation to Symbol.

13.  LIMITATION OF LIABILITY

13.1 EXCLUSION OF INCIDENTAL AND CONSEQUENTIAL DAMAGE. INDEPENDENT OF, SEVERABLE FROM, AND TO BE ENFORCED INDEPENDENTLY OF ANY OTHER ENFORCEABLE OR UNENFORCEABLE PROVISION OF THIS AGREEMENT, OTHER THAN FOR INFRINGEMENT OF ONE PARTY'S INTELLECTUAL PROPERTY RIGHTS BY ANOTHER PARTY (INCLUDING ANY ENGAGEMENT IN ACTIVITIES BY LICENSEE BEYOND THE SCOPE OF THE LICENSE ACTIVITIES) OR FOR BREACH OF A NONCOMPETITION COVENANT OR FOR INDEMNIFICATION BY LICENSEE OF SYMBOL FOR A CLAIM OF INTELLECTUAL PROPERTY INFRINGEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY (NOR TO ANY PERSON CLAIMING RIGHTS DERIVED FROM THE OTHER PARTY'S RIGHTS) FOR INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE, OR EXEMPLARY DAMAGES OF ANY KIND, INCLUDING LOST PROFITS, LOSS OF BUSINESS, OR OTHER ECONOMIC DAMAGE, AND FURTHER INCLUDING INJURY TO PROPERTY, AS A RESULT OF BREACH OF ANY WARRANTY OR OTHER TERM OF THIS AGREEMENT, REGARDLESS OF WHETHER THE PARTY ALLEGEDLY LIABLE WAS ADVISED, HAD OTHER REASON TO KNOW, OR IN FACT KNEW OF THE POSSIBLITY THEREOF. EACH PARTY ACKNOWLEDGES THAT THE FOREGOING SENTENCE REFLECTS AND INFORMED, VOLUNTARY ALLOCATION BETWEEN THE PARTIES OF THE RISKS (KNOWN AND UNKNOWN) THAT MAY EXIST IN CONNECTION WITH THIS AGREEMENT, THAT SUCH VOLUNTARY RISK ALLOCATION WAS A MATERIAL PART OF THE BARGAIN BETWEEN THE PARTIES, AND THAT THE ECONOMIC AND OTHER TERMS OF THIS AGREEMENT WERE NEGOTIATED AND AGREED TO BY THE PARTIES IN RELIANCE ON SUCH VOLUNTARY RISK ALLOCATION.

13.2 MAXIMUM AGGREGATE LIABILITY. INDEPENDENT OF, SEVERABLE FROM, AND TO BE ENFORCED INDEPENDENTLY OF ANY OTHER ENFORCEABLE OR UNENFORCEABLE PROVISION OF THIS AGREEMENT, IN NO EVENT SHALL SYMBOL'S AGGREGATE LIABILITY TO LICENSEE (INCLUDING LIABILIITY TO ANY PERSON OR PERSONS WHOSE CLAIM OR CLAIMS ARE BASED ON OR DERIVED FROM A RIGHT OR RIGHTS CLAIMED BY LICENSEE), WITH RESPECT TO ANY AND ALL CLAIMS AT ANY AND ALL TIMES ARISING FROM OR RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT, IN CONTRACT, TORT, OR OTHERWISE, EXCEED THE AGGREGATE AMOUNTS PAID TO SYMBOL BY LICENSEE, PLUS INTEREST AS PROVIDED HEREIN, COMPUTED AS OF THE DATE OF ANY FINAL JUDGMENT AGAINST SYMBOL.

14.  INDEMNITY AND DEFENSE OBLIGATIONS

     APPLICABILITY OF THIS ARTICLE. Other than the indemnity obligations set forth in Article 11, there shall be no other indemnity obligations or right to indemnification based on this Agreement.

15.  CONFIDENTIAL INFORMATION

15.1 NO CONFIDENTIAL DISCLOSURE BY LICENSEE. The parties do not intend that Licensee will disclose to Symbol, and agree that Licensee will refrain from disclosing to Symbol, any information that Licensee regards as confidential. Licensee warrants that all information disclosed to Symbol by Licensee is or will be free of any obligation of confidence.

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15.2 DEFINITION OF CONFIDENTIAL INFORMATION. AS USED IN THIS AGREEMENT, the term
     "Confidential Information" means THE CONFIDENTIAL INFORMATION AS DEFINED IN
     SECTION 2.6 HEREUNDER and information that is disclosed in writing or other tangible form to Licensee by Symbol or a person or entity having an obligation of confidence to Symbol (or, if disclosure is made orally, is reduced to or summarized in such a writing or other tangible form within thirty (30) days after such oral disclosure).

15.3 Licensee agrees to keep in confidence and prevent the disclosure to any unauthorized person or persons of ALL CONFIDENTIAL INFORMATION and all written information, documentation, or software which is designated by an appropriate stamp or legend by Symbol to be of a proprietary nature and is received from Symbol under the terms hereof (including, but not limited to, the source code version of the Licensed Software,) provided that Licensee shall not be liable for any use or disclosure of such information if the same:
     (1) was in the public domain or copyrighted as a published work at the time it was disclosed; or
     (2) was known to Licensee prior to the time of receipt from Symbol, without any restrictions on its disclosure and the same is reported in writing to Symbol within ten (10) days of disclosure; or
     (3) is disclosed with the prior written approval of Symbol; or
     (4) is made available to a third party by Symbol without restriction on its further dissemination by the third party; or
     (5) becomes known to Licensee from a source other than Symbol without direct or indirect obligation restricting its use or disclosure.
     (6) is disclosed in response to a valid order of a court or government body of the USA or any political subdivision thereof, provided however, that Licensee shall: (a) immediately notify Symbol of such order; and (b) first make a good faith effort as an interested party to such proceeding to obtain a protective order or similar provision requiring that the Confidential Information so disclosed be used only for the purpose for which such order was issued.

15.4 APPROPRIATE MEASURES. Licensee shall take all appropriate measures, by instruction, agreement or otherwise, with employees and persons permitted access to Confidential Information, including, but not limited to, the source code version of the Licensed Software, to enable Licensee to satisfy its obligations under this Agreement. Such appropriate measures shall include at least the same measures Licensee uses to protect its own Confidential Information.

16.  SUBLICENSING DISTRIBUTION

16.1 SUBLICENSE AGREEMENTS. Licensee shall enter into only such forms of sublicense agreement with Customers that provide adequate protection for Symbol's intellectual property rights in the Licensed Software, as set forth herein.

16.2 Subject to the limitations of this Article 16, Licensee may use any form of sublicense agreement that provides the same or equivalent protection for Symbols's intellectual property rights in the Licensed Software as for Licensee's intellectual property rights in its own proprietary software distributed to the public; provided that Licensee shall include a statement granting Symbol the right to enforce the sublicense agreement against Customers.

16.3 Licensee shall limit license rights of Customer in its sublicense agreements in accordance with following restrictions;
     (1) no right for any Customer(s) to sublicense the Licensed Software shall be granted; and
     (2) Customer(s) shall only be permitted to Use the License Software within the Territory; and
     (3) Customer(s) shall only be permitted to make one backup and/or archival copy of the Licensed Software.
     Licensee's failure to include the foregoing limitations of rights in its sublicense agreements with Customer(s) shall be deemed a material breach of this Agreement

16.4 Any form of sublicense agreement used by Licensee for Licensed Software shall include a disclaimer of any warranty or representation made by Symbol to the sublicensee, an exlusion of incidental, consequential, special, punitive, or exemplary damage remedies against Symbol, and a limitation of Symbol's maximum liability substantially as set forth in this Agreement.

16.5 If at any time Symbol gives Licensee notice of circumstances that in Symbol's business


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     judgment make continued use of Licensee's form of sublicense agreement inappropriate to protect Symbol's intellectual property rights, then Licensee shall discontinue use of that form.

16.6 Licensee acknowledges that;
     (1) any review by Symbol and/or Symbol's counsel of any form of sublicense agreement is intended solely to protect Symbol's interests for Symbol's benefit; and
     (2) neither Symbol nor its counsel warrants or represents that any form of sublicense agreement will protect Licensee's interest or otherwise meet any particular standard of suitability; and
     (3) no attorney-client relationship is established between Licensee and Symbol's counsel by virtue of any such review.

16.7 Symbol shall have no right to object to pricing terms in any proposed form of sublicense agreement.

16.8 Any form of sublicense agreement used by Licensee for transactions that involve the Licensed Software with U.S. Government departments or agencies shall include a restricted-rights clause conforming to the Federal Acquisition Regulations (FARs) then in effect that apply to software developed entirely at private expense.

17.  MISCELLANEOUS

17.1 ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement and understanding between the parties as to the subject matter hereof, and supersedes and replaces all prior or contemporaneous Agreements, written or oral, as to such subject matter. This Agreement may be changed only in a writing stating that is is an amendment to this Agreement, and signed by an authorized representative of each of the parties hereto.

17.2 RELATIONSHIP OF PARTIES. This Agreement does not constitute a partnership, joint venture or agency between the parties thereto, nor shall either of the parties hold itself out as such contrary to the terms hereof by advertising or otherwise, nor shall wither of the parties become bound or become liable because of any representation, action or omission of the other.

17.3 OPERATING SYSTEMS. Licensee hereby acknowledges its understanding that the Licensed Software is intended to be used with computer equipment manufactured by other parties and manufacturer provided operating systems, and that such computer equipment and operating systems software are not provided under this Agreement. Licensee is sole responsible for acquiring and maintaining such equipment and software, the utilization rights of such software, and for the overall effectiveness and efficiency of the operating environment in which Licensed Software is to function. Symbol does not make any representations, warranties, or understanding concerning the suitability, availability, or performance of any computer or operating system software for use with the Licensed Software provided hereunder.

17.4 OTHER AGREEMENTS. This Agreement has been expressly requested by Licensee from Symbol, and has been negotiated between the parties to include all those rights which Licensee, at the present time, requires from Symbol. Except as expressly set forth herein, this Agreement is not conditioned upon, and does not require or contemplate, Licensee to purchase or license from Symbol any additional software, hardware, laser scanners and/or related subassemblies or components, or entry into any other agreement with Symbol, such as for software maintenance or service. Licensee is free to manufacture, or contract with other manufacturers and suppliers, for the procurement of software, hardware, laser scanner, and/or related subassemblies or components, or maintenance services, subject to any applicable intellectual property rights of Symbol or third parties pertaining thereto.

17.5 NO OTHER PATENT LICENSES. Other than as specifically set forth herein, no right or license is granted by this Agreement, either expressly or by implication, estoppel, otherwise, under any Symbol patent, patent application, or patent right.

17.6 SEVERABILITY. Should any part or provision of this Agreement be held unenforceable or in conflict with the law of any jurisdiction, the validity of the remaining parts or provisions shall not be affected by such holding, provided the intent of the parties can be given effect except for immaterial matters.

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

17.7 WAIVER. Any waiver of a default or condition held by either party shall not be deemed a continuing waiver of such default of condition or a waiver of any other default or condition.

17.8 NON-ASSIGNABILITY. The parties acknowledge that his agreement is personal in nature and agree that this Agreement shall not be assigned by the other, in whole or in part. Any purported assignment of this Agreement or any interest therein without the other party's written consent shall be void.

17.9 CAPTIONS. The headings of articles, sections and other subdivisions hereof are inserted only for the purpose of convenient reference and it is recognized that they may not adequately or accurately describe the contents of the paragraphs which they head. Such headings shall not be deemed to govern, limit, modify or in any other manner affect the scope, meaning or intent of the provisions of this agreement or any part or portion thereof, nor shall they otherwise be give any legal effect.

17.10 APPLICABLE LAW. This Agreement shall be governed by, performed under and construed in accordance with the laws of the State of New York, without giving effect to the conflict of law principles thereof.

17.11 CHOICE OF FORUM. Each party hereby irrevocably and unconditionally submits for itself and its property in any legal action or proceeding relating to this Agreement or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the United States of New York, and the courts of America for the Eastern District of New York, and appelate courts for any thereof. It is agreed that the party intending to so initiate such proceedings, prior to instituting any action or proceeding, will first offer to the other party the opportunity to submit the dispute(s) to a mutually acceptable mediator for non-binding mediation. If (i) the party to whom the offer is made fails to accept such offer within seven days of its receipt, or (ii) if the parties are unable to resolve their dispute(s) following the nonbinding decision of the mediator, then, either party may, at is descretion, thereafter pursue any remedy, legal or quasi-legal, available to it.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date below:

LICENSEE

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

SIGNATURE: /s/ ROBERT T. DURST, JR.   DATE: 4/22/97
          -------------------------

NAME:  Robert T. Durst, Jr.

TITLE:  EVP/CTO

SYMBOL TECHNOLOGIES, INC.

SIGNATURE: /s/ TONO HAZMILOVIC  DATE: 4/29/97
          --------------------
NAME:  Tono Hazmilovic

TITLE: President/COO

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

                                   EXHIBIT A

                       LICENSE FEES AND ROYALTY PAYMENTS


INITIAL LICENSE FEE

Licensee shall pay an Initial License Fee in the amount of $250,000, out of which $125,000 shall be paid on the Date of Delivery of the Licensed Software and the additional $125,000 shall be paid upon the acceptance of the Licensed Software by Licensee as specified in Section 4.3 of the Agreement. In the event the Licensed Software does not materially perform in accordance with the Specifications, after Symbol has had the opportunity to cure the non-conformity, all as specified in said Section 4.3, any amount paid as the Initial License Fee will be reimbursed to Licensee by Symbol.

RUNNING ROYALTY.

Licensee shall pay a Running Royalty of 5% of the sale price of all Licensee Products.

                                   EXHIBIT B

                              LICENSEE'S PRODUCTS

SOFTWARE

1. AUTOMATED RELATIONAL INDEXING APPLICATION.
2. WEBLINK APPLICATION.
3. PAPERDATA ANNOTATION APPLICATION


HARDWARE

NONE.


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